A MESSAGE FROM THE UNIFIED FUNDS

Dear Shareholders,

Thank you for investing in The Unified Funds!

Since the early 1990s, the mutual fund industry has grown in excess of 26% per year and total mutual fund assets now exceed $5.5 trillion. Despite the strength in long-term mutual fund cash flows, the principal reason for this growth has been market appreciation. Since the end of 1994, over 60% of long-term mutual fund asset growth has been due to market appreciation. It is, therefore, no surprise that the fastest growing long-term mutual fund asset class has been, and is currently, equities. Since the end of 1994, equities have grown at an average annual rate of 36%, while long-term bonds have grown at only 15% per year. While the industry overall has grown at such an explosive rate, growth within individual fund complexes is becoming increasingly difficult due predominantly to the loss of market share to the index funds, and, to the power of distributors.

The index fund phenomenon has become something of a self-fulfilling prophecy. The equity index funds have tended to outperform their brethren and this outperformance tends to attract more investors, thereby pushing up the stock prices in the index, and so on. Index funds have increased their share of assets to 6.6% at the end of 1998 compared to only 2% in 1993. More importantly, index funds now command a startlingly high 19% of all net new cash flow compared to only 3% in 1993.

The indexes have also outperformed 80% of actively managed funds for most ofthis decade. As a result, index mutual funds have been consistently and continually gaining market share in our industry. Within the index phenomenon, the S&P Index Funds command the largest market share. Another trend of note is that Internet brokers seem to be attracting retail customers away from investing in mutual funds and into individual stocks, especially Internet stocks. The migration of retail customers to the Internet could be the principal reason why cash flows into long term mutual funds declined by over 50% in the first quarter of 1999 compared to the same period in the prior year.

Partially due to these trends, we have introduced for you the Unified Select Series, consisting of six 35 basis point select index funds, a yield-oriented money market fund, and an Internet Fund, and we are most excited about the potential of this series.

The Unified Select 30 Index Fund seeks to track the performance of the Dow Jones Industrial Average, which is made up of stocks of 30 companies. The Unified Select 500 Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Index, which emphasizes stocks of larger companies. The Unified Select 2000 Index Fund seeks to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies. The Unified Select International Equity Index Fund seeks to track the performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index. The Unified Select REIT Index Fund seeks to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts (known as REITs). The Unified Select Bond Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

In addition to our six index funds, we have created the Unified Select Internet Fund. It seeks long term capital appreciation by investing principally in equities of Internet companies. With an expense ratio of 0.35%, it is believed to have the lowest expense ratio of any Internet fund in the industry.

The Unified Funds and The Unified Select Series are particularly proud of our innovative program, V.O.I.C.E.sm (Vision for Ongoing Investment in Charity and Education)sm . The V.O.I.C.E.sm Program provides a means by which the individual and institutional customers of The Unified Funds can cause contributions to be made to educational, charitable, religious and other philanthropic "not-for-profit" organizations at no cost to the shareholder or the Fund.

One of the primary focuses of the V.O.I.C.E.sm Program is to support and supplement education in America by funding those not-for-profit organizations, especially endowments, foundations and general scholarship funds, which assist our universities and colleges. At a time when educational budgets are consistently being reduced, it is our sincerest hope that V.O.I.C.E.sm will be just one of the many ways that we can all give "a little bit of ourselves" back to the community, its schools, colleges, universities and other not-for-profit organizations.

We maintain a positive long-term outlook on the stock market, but, keep in mind that financial markets are not one-way streets. The short-term may be volatile at times in response to news items and mood swings of investors. The Unified
Funds along with the Unified Select Series Funds are designed to provide you with options for achieving a balanced portfolio of funds and an asset allocation opportunity to assist you in meeting your long-term financial goals.

Our Unified fund family is well positioned for the future in the marketplace. We have extremely attractive and inexpensive index choices, and we will continue to provide you with innovative indexes that reach into special market sectors. We also have an Internet Fund that is currently believed to be the least expensive in the industry. It offers the investor a non-index choice that is invested in a popular sector. We also have provided you with a balanced, asset allocation product in the index-featured First Lexington Balanced fund-of-funds, and two money market fund choices, one for service and one for yield. We are very excited about the recent performance of our more traditional stock fund, the Starwood Strategic Fund, which is enjoying an excellent year.

In closing, we want to thank you for the opportunity to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                                            Respectfully Submitted,

                                            Timothy L. Ashburn, President

THE STARWOOD STRATEGIC FUND
---------------------------
Managed by :  Andrew E. Beer

                       Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the commencement of the investment in accordance with the Fund's objective on April 4, 1996---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.


                     -------------------------------------------------------
                       Average Annual Total       Starwood
                       Return for the Period      Strategic       S&P 500
                      Ended September 30, 1999      Fund           Index
                      ------------------------      ----           -----

                     Since Inception (4/4/96)*    14.01%           21.19%

                     10/1/98-9/30/99              31.79%           26.12%

                    *Commencement of investment in accoradance with the Fund's objective

                     Past performance does not predict future performance. The value of your shares may fluctuate and be higher or lower than their original cost at the time of
                     redemption.
                    --------------------------------------------------------




Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).


                         Growth of a $10,000 Investment

                    [Line graph comparing the value of a $10,000 invest-
                     ment in the Starwood Strategic Fund on 4/4/96 with a $10,000 investment in the S&P 500 on the same date]

                              4/4/96    9/30/96   9/30/97   9/30/98   9/30/99

                    SSF       $10,000   $9,809    $12,304   $12,086   $15,804
                    S&P       $10,000   $10,480   $14,443   $15,507   $19,558

Investment Review

Q:  WHO SHOULD CONSIDER THE STARWOOD STRATEGIC FUND?
A: The Starwood Strategic Fund invests principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Current income is an incidental consideration. However, many of the Fund's investments should provide regular dividends, which may grow over time. Occasionally, when market conditions appear vulnerable to a substantial decline, stocks may be sold to protect capital against the corrosions of such possible declines in the equity securities of the Fund and proceeds invested in Money Market Funds and/or obligations of the U.S. Government. When the uncertainties which appear to worry investors abate, the Starwood Strategic Fund will again invest in a diversified portfolio of mostly quality growth stocks. Hence, the Fund is appropriate for investors who have a long term view and seek primarily appreciation.

Q: WHAT ARE YOUR VIEWS ON THE ECONOMIC FACTORS THAT HAVE AFFECTED THE MARKET DURING THE PAST SIX MONTHS?
A: While inflation has not yet shown up in the indicators, many economists and members of the Federal Reserve have been concerned that conditions are such that it may soon be indicated. Furthermore, the three declines of 1/4% each which occurred last year were prompted by concern that economic dislocations in other parts of the world might affect the United States. However, those dislocations have somewhat abated, though the disinflationary price differentials have not, which should hamper inflation. Nevertheless, the Federal Reserve has taken preemptive action to raise interest rates twice this year, and indicated a bias to do so once more, perhaps before year end. Also, due to OPEC actions to restrain the supply of oil while the economy remains strong has brought about increases in the prices of oil and gas, which some people feel are a sign of inflation. Thus, investors have been nervous and most stocks have declined through most of 1999. The Starwood Strategic Fund has tried to appreciate by investing in some of the strongest growth stocks, and pruning and upgrading when this seemed appropriate.

Q:  HOW DID THE FUND PERFORM?
A: The Fund's performance was affected by the volatility of the market during the past year, and some of the pruning and upgrading of the portfolio stocks. The total return for the year was 31.79%.

Q:  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: During the first part of the year, the Fund performed better than most of the averages. However, the faster growing stocks often are more volatile than the average stocks. Hence the Fund lagged during the late spring and summer, but was outperforming the Dow Jones Industrial and the S&P 500 during the early fall. Both of these averages are weighted by some of the best performing stocks and are not very indicative of what an average stock or a portfolio of average stocks would have performed. We invest in the stocks of the companies where the potential for outstanding gains can be achieved when the stock market rallies strongly or is not hampered by uncertainties about foreign economic dislocations or fears of Federal Reserve actions to raise interest rates in order to restrain inflation. During much or most of the year the Fund did outperform the Dow Jones Industrials and S&P 500 Indexes, and will strive to do so over the long term.

Q: HOW HAVE YOU POSITIONED THE FUND'S PORTFOLIO TO IMPROVE PERFORMANCE?
A: During the summer and early fall, the Fund pruned a number of stocks from the portfolios and reinvested the proceeds in other stocks selected to outperform during the periods when the market may rally. The portfolio is well diversified and balanced with respect to industry participation. It has an emphasis on stocks of companies whose businesses should not be very vulnerable to higher interest rates, should not be adversely affected if inflation should become rekindled, and are not likely to be affected should higher interest rates rise again due to currency fluctuations and economic dislocations in foreign countries.

The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE FIRST LEXINGTON BALANCED FUND
---------------------------------
Managed by :  Dr. Gregory W. Kasten

                       Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the commencement of the investment in accordance with the Fund's objective on March 13, 1997---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

                         -------------------------------------------------------
                         Average Annual Total     First Lexington
                         Return for the Period       Balanced         S&P 500
                         Ended September 30, 1999     Fund             Index
                         ------------------------     ----             -----

                         Since Inception (3/13/97)*   7.69%            20.95%

                         10/1/98-9/30/99             10.39%            26.12%


                        * Commencement of investment in accordance with the
                          Fund's objective.

                          Past performance does not predict future performance. The value of your shares may flucuate and be higher or lower than their original cost at the time of redemption.
                         -------------------------------------------------------



                                   Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).


                         Growth of a $10,000 Investment

                    [Line graph comparing the value of a $10,000 investment
                     in the First Lexington Balanced Fund on 3/13/97 with a $10,000 investment in the S&P 500 on the same date]

                              3/13/97    9/30/97   9/30/98   9/30/99

                    FLBF      $10,000   $11,063   $10,942   $12,079
                    S&P       $10,000   $11,998   $12,881   $16,246

Q: WHO SHOULD CONSIDER THE FIRST LEXINGTON BALANCED FUND?
A: The First Lexington Balanced Fund is suitable for investors seeking long term growth of capital and current income. It is intended for investors desiring a balanced mix of both stocks and bonds to reduce overall risk. The Fund invests primarily in a diversified portfolio of other no-load mutual funds that invest in one of the following six financial asset classes. (1) large company US stocks
(2) small company US stocks, (3) international stocks, (4) real estate investment trusts, (5) cash equivalents, and 6) long-term investment rated corporate and government bonds. The portfolio manager believes this method of diversification reduces long term risk, which may further appeal to investors desiring such risk management discipline.

Q: WHAT ARE YOUR VIEWS ON THE ECONOMIC FACTORS THAT AFFECTED THE MARKET DURING THE PAST YEAR?
A: The fiscal year (ended September 30, 1999) acted like two distinctly different periods. During the first half of the year, stock markets rebounded from the crisis of confidence that had shaken investors during the summer of 1998. Then, during the second half, fears of a global economic slump gave way to optimism about improving business activity. Indeed, a new concern that economic growth might be getting out of hand caused interest rates to rise and bond prices to fall, depressing the total returns on bonds and cooling off the hot U.S. stock market.

Yields of long-term U.S. Treasury bonds rose by 1 to 1.5 percentage points during the fiscal year. The yield of the 30-year Treasury bond increased 1.07 percentage points (107 basis points), from 4.98% on September 30, 1998, to 6.05% a year later. The yield of the 10-year Treasury, a key benchmark for mortgage loans, rose 146 basis points, from 4.42% to 5.88%. Three-month Treasury bills rose on balance by 49 basis points, from 4.36% to 4.85%. The Lehman Brothers Aggregate Bond Index, a benchmark for the entire taxable bond market, posted a negative -0.4% return, as interest income of 6.1% from bonds was more than offset by an average price decline of -6.5%. Returns were somewhat higher for high-yield junk bonds and mortgage-backed securities such as GNMAs.

During the first half of the period, the stock market rose 26.1%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy. The Federal Reserve cut short-term interest rates a total of 0.75% during the fall of 1998. However, stock and bond returns were muted during the second half of the fiscal year, when the Federal Reserve acted to raise short-term interest rates, and slow the economy and reduce inflationary pressure. Higher rates tend to hurt stock prices because many investors use current interest rates to discount the projected earnings and dividends. In the second half of the fiscal year, the Wilshire 5000 index gained only 0.7%. Rising corporate profits helped investors overcome their worries about higher interest rates

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A: Large company stocks outperformed small stocks during the fiscal year, and growth stocks outperformed value stocks. The stock market's advance was--once again--led by a relatively narrow segment of blue-chip growth companies.

The fund's performance was most impacted by REITs. After large gains through the early fall of 1998, share prices of real estate investment trusts (REITs) fell during the fiscal year, giving a total return of -5.29% with dividends reinvested. The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative. In fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the growing U.S. economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs are as cheap as ever, based on nearly every popular valuation measure including price/cash flow multiple, dividend yield and price in relation to asset value. International stocks provided an attractive return of 22.1% over the fiscal year.


Q: BASED ON THE MARKET'S CURRENT ENVIRONMENT, WHAT IS THE FIRST LEXINGTON BALANCED FUND'S INVESTMENT STRATEGY FOR THE MONTHS AHEAD?
A: We are moving the fund towards a "neutral" asset allocation with more exposure to large company stocks, and less to REITs. Our goal is to have an asset allocation similar to that of most balanced or asset allocation funds. We believe that we can outperform the average fund by maintaining a neutral allocation and running the fund with lower total expenses than the average fund. Total expenses would include the fund's internal expense ratio and the fund's associated transaction costs from portfolio turnover. In addition, most mutual funds using a "fund of funds" approach hold mutual funds with higher expense ratios than the funds we hold. All of these factors should combine to lower the overall cost when compared to the average fund. We believe the lower cost will contribute to our performance advantages in the future.



The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE TAXABLE MONEY MARKET FUND
-----------------------------
Managed by:  Jack R. Orben

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

                               -------------------------------------
                                     Yield for the Period
                                   Ended September 30, 1999
                                   ------------------------

                                 30-day yield           3.91%

                                 7-day effective yield  4.10%

                               *Past performance is not predictive
                                of future performance.
                               -------------------------------------


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Review
-----------------

Q: WHY SHOULD INVESTORS CONSIDER INVESTING IN THE UNIFIED TAXABLE MONEY MARKET FUND?
A: A prudent wealth-building strategy includes placing the "cash" portion of an investor's portfolio into liquid and very conservative investments. Money market funds are an excellent and suitable investment option for money which is awaiting near term utilization into more aggressive, higher yielding investments, or, that you wish to keep readily available to meet emergencies and/or unanticipated events.

Q: FOR THE PREVIOUS SIX-MONTH PERIOD, HOW WOULD YOU DESCRIBE THE ECONOMIC CLIMATE THAT AFFECTED THE TYPES OF INSTRUMENTS IN WHICH MONEY MARKET MUTUAL FUNDS INVEST?
A: Over the previous six months the specter of inflation has dominated the economic environment. The Federal Reserve has raised interest rates twice, by a total of .5% and has indicated that there may be more such rate increases in the future. This of course has impacted both the stock and bond markets, tending to drive prices down. Bond yields move inversely to prices, so they have increased over the last six months, including yields on short-term securities in the money market fund. If the Federal Reserve continues to raise rates, yields will continue to increase.

Q:  HOW HAVE YOU RESPONDED TO THESE CHANGING CONDITIONS?
A: Starting in June 1999, we began buying securities in smaller increments and for shorter durations. This has enabled the Fund to reinvest in issues with higher yields. We plan to continue this strategy until the interest rate environment shows signs of settling.

Q:  HOW HAVE WE POSITIONED THE FUND FOR THE FUTURE?
A: For some time now we have been taking steps to assure a high-grade, low-risk portfolio for the Unified Taxable Money Market Fund. Our priorities are safety first, along with liquidity, and yield second. Our money market fund portfolio manager remains committed to professional responsiveness to the changing financial markets, ensuring that the Unified portfolio continues to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of the portfolio. In the meantime, as we anticipate and monitor the economy, your fund continues to provide high quality, conservative investments with excellent service. Moving forward, we plan to continue to increase the concentration of the fund invested in high-grade commercial paper, which generates, on average, higher yields than government agency discount notes. By continuing this trend and buying securities of sizes and durations that are keyed to expectations in interest rate movement, we intend to position the Fund to deliver the highest yields for the least amount of risk.

YEAR 2000 ISSUE: (UNAUDITED)
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.

INVESTMENTS-THE STARWOOD STRATEGIC FUND
---------------------------------------
Statement of Net Assets September 30, 1999




                                    Number     Market
                                   of Shares    Value
                                   ---------    -----

COMMON STOCKS - 86.80%
----------------------
AEROSPACE & DEFENSE - 3.00%
        United Technologies Inc.      750   $  44,484

APPAREL - 2.14%
     Cintas Corp.                     550      31,797

BANKS - 2.89%
     Citigroup Inc.                   975      42,900

BUSINESS SERVICES - 2.14%
     eBay Inc.*                       225      31,739

COMMUNICATION EQUIPMENT - 8.10%
        Lucent Technologies Inc.      800      51,900
        Tellabs Inc.*               1,200      68,325

COMPUTER SERVICES - 5.09%
        America Online, Inc. *       400       41,600
        Safeguard Scientifics, Inc.* 500       34,000

COMPUTER SYSTEMS - 13.90%
     Dell Computer Corp.*           1,000      41,813
     Gateway Inc. *                 1,700      75,544
     International Business Machines  400      48,550
     Yahoo Inc. *                     225      40,387

DRUGS & HEALTH CARE - 12.82%
     Eli Lilly & Company              400      25,600
     Johnson & Johnson                525      48,234
     McKesson HBOC Inc.               350      10,150
     Medtronic Inc.                   900      31,950
     Merck & Company, Inc.            600      38,888
     Rite Aid Corp.                   650       8,978
     Warner-Lambert Company           400      26,550

ENTERTAINMENT - 1.74%
     The Walt Disney Company        1,000      25,875

         *Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                                   Number     Market
                                 of Shares     Value
                                 ---------     -----


FINANCIAL SERVICES - 8.26%
     Bear Stearns Cos.              1,207    $ 46,394
     CMGI Inc.*                       400      41,000
     E*TRADE Group, Inc.*           1,500      35,250

MEDIA - 2.25%
     Time Warner Holdings             550      33,413

RETAIL - 5.43%
     Best Buy Company, Inc.*        1,300      80,681

SOFTWARE PRODUCTS - 8.18%
     BMC Software *                 1,000      71,563
     Microsoft Corp.*                 550      49,809

TELECOMMUNICATIONS - 10.86%
     AT&T Corporation               1,012      44,022
     Nokia Corp. *                    700      62,869
     Sprint Corporation              1000      54,250

TOTAL COMMON STOCKS                       $ 1,288,515
(cost $ 1,033,804)                        -----------

REPURCHASE AGREEMENTS - 13.07%
Firstar Bank ($197,867 FHLMC, 09/01/24)
Purchase Date 09/30/99, Maturity Date 10/01/99,
Amount Payable at Maturity $194,018

TOTAL REPURCHASE AGREEMENTS                 $ 194,000
(cost $ 194,000)                            ---------

TOTAL INVESTMENTS - 99.87%
--------------------------
(Identified cost $1,227,804)              $1,482,515

OTHER ASSETS AND LIABILITIES, NET - 0.13%      1,977
----------------------------------------- ----------

NET ASSETS - 100%                         $ 1,484,492
                                          ===========

INVESTMENTS-THE FIRST LEXINGTON BALANCED FUND
---------------------------------------------
Statement of Net Assets September 30, 1999


                                                                 Number         Market
                                                                of Shares       Value
                                                                ---------       -----
MUTUAL FUNDS - 92.85%
---------------------
     Vanguard Index Trust 500 Portfolio                           6,978        $ 827,198
     Vanguard Extended Market Portfolio                          24,255          738,324
     Vanguard International Growth                               30,253          589,032
     Vanguard Specialized Real Estate Index Fund                 94,049          962,121
     Vanguard Total Bond Market Index                           114,639        1,115,434

TOTAL MUTUAL FUNDS
     (Cost $4,376,127)                                                         4,232,109
                                                                               ---------

REPURCHASE AGREEMENTS - 6.63%
-----------------------------
     Firstar Bank ($ 303,014 FHLMC, 09/01/24)
     Purchase Date 09/30/99, Maturity Date 10/01/99,
     Amount Payable at Maturity $302,028

TOTAL REPURCHASE AGREEMENTS
     (Cost $302,000)                                                          $  302,000
                                                                               ---------

TOTAL INVESTMENTS - 99.48%
--------------------------
     (Identified cost $4,678,127)                                             $4,534,109

OTHER ASSETS AND LIABILITIES, NET - .52%                                          23,862
----------------------------------------                                      ----------

NET ASSETS - 100%                                                             $4,557,971
                                                                              ==========


The accompanying notes are an integral part of these financial statements.

INVESTMENTS-THE TAXABLE MONEY MARKET FUND
-----------------------------------------
Statement of Net Assets September 30, 1999

                                                                                   Par Value       Value (Note 2)
                                                                                    ---------       --------------
COMMERCIAL PAPER - 47.21%
-------------------------
Hasbro Inc. 5.17%, 10/12/1999                                                        2,000,000     $ 1,996,840
Consolidated Natural Gas 5.21%, 10/14/1999                                           2,000,000       1,996,237
American Home Products 5.29%, 10/19/1999                                             2,000,000       1,994,710
Met-Life Funding Inc. 5.29%, 10/20/1999                                              2,000,000       1,994,416
General Electric Capital Corporation 5.25%, 10/21/1999                               2,000,000       1,994,167
Ford Motor Credit Corporation 5.22%, 11/04/1999                                      2,000,000       1,990,140
General Motors Acceptance Corporation 4.79%, 11/18/1999                              2,000,000       1,987,227
Bell South Telecommunication 5.30%, 01/06/2000                                       2,000,000       1,965,550
Emerson Electric Corporation 5.28%, 01/31/2000                                       2,000,000       1,964,213
Johnson & Johnson 5.25%, 02/04/2000                                                  2,000,000       1,963,250
Coca Cola Company 5.25%, 02/08/2000                                                  1,000,000         980,500
Coca Cola Company 5.28%, 02/08/2000                                                  1,000,000         980,934
Lucent Technology 5.04%, 02/10/2000                                                  2,000,000       1,963,040
Disney Walt Company 5.39%, 03/15/2000                                                1,000,000         975,146

TOTAL COMMERCIAL PAPER
(Cost $24,746,370)                                                                                 $24,746,370
                                                                                                   -----------

U.S. GOVERNMENT SECURITIES - 45.07%
-----------------------------------
Federal Farm Credit Bank 4.85%, 12/01/1999                                           3,000,000    $  2,975,346
Federal Home Loan Mortgage 5.48%, 01/24/2000                                         2,000,000       1,964,989
Federal Home Loan Mortgage 5.48%, 02/03/2000                                         2,000,000       1,961,944
Federal Home Loan Mortgage 5.20%, 04/27/2000                                         2,000,000       1,939,622
Federal National Mortgage Association 4.73%,  11/15/1999                             2,000,000       1,988,175
Federal National Mortgage Association 4.80%,  11/29/1999                             2,000,000       1,984,267
Federal National Mortgage Association 4.66%,  12/13/1999                             2,000,000       1,981,101
Federal National Mortgage Association 5.47%,  01/18/2000                             2,000,000       1,966,876
Federal National Mortgage Association 5.41%,  01/20/2000                             2,000,000       1,966,638
Federal National Mortgage Association 5.40%,  02/09/2000                             2,000,000       1,960,700
Federal National Mortgage Association 5.48%,  02/22/2000                             2,000,000       1,956,160
Federal National Mortgage Association 5.17%,  03/09/2000                             1,000,000         977,022
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $23,622,840)                                                                                 $23,622,840
                                                                                                    ----------

REPURCHASE AGREEMENTS - 7.54%
-----------------------------
     Firstar Bank ($4,028,725 FHLMC, 09/01/24) Purchase Date
     09/30/99, Maturity Date 10/01/99, Amount Payable at Maturity $3,950,362

TOTAL REPURCHASE AGREEMENTS
         (Cost $3,950,000)                                                                         $ 3,950,000
TOTAL INVESTMENTS - 99.82%
     (Amortized cost $52,319,210)                                                                  $52,319,210

OTHER ASSETS AND LIABILITIES, NET - .18%                                                                93,873
----------------------------------------                                                           -----------
NET ASSETS - 100%                                                                                  $52,413,083
                                                                                                   ===========

The accompanying notes are an integral part of these financial statements.

INVESTMENTS-THE UNIFIED SELECT INTERNET FUND
--------------------------------------------
Statement of Net Assets September 30, 1999





                                    Number     Market
                                   of Shares    Value
                                   ---------    -----

COMMON STOCKS - 93.84%
----------------------

COMMUNICATION EQUIPMENT - 7.70%
     C-Cor.net Corp. *              1,900      57,713
     Qualcomm Inc. *                  395      74,729

COMPUTER SERVICES - 35.59%
     America Online, Inc. *           710      73,840
     CNET Inc. *                      930      52,080
     EarthLink Network, Inc. *      1,584      68,013
     Exodus Communications Inc.    *1,200      86,475
     Infoseek Corp. *               1,230      37,976
     priceline.com Inc. *             920      59,340
     Safeguard Scientifics, Inc.*   1,320      89,760
     Sportsline USA Inc. *          3,535     104,503
     StarMedia Network Inc. *       1,085      39,840

COMPUTER SYSTEMS - 26.19%
     Cisco Systems Inc. *             900      61,706
     EMC Corp. *                    1,000      71,438
     At Home Corp. *                1,730      71,687
     Inktomi Corp. *                  650      78,020
     Mindspring Enterprises *       1,785      49,422
     PSINet Inc. *                  1,081      38,882
     Yahoo Inc. *                     440      78,980

FINANCIAL SERVICES - 4.83%
     CMGI Inc.*                       810      83,025


                                    Number     Market
                                   of Shares   Value
                                   ---------   -----



MEDIA - 3.18%
     Time Warner Holdings             900      54,675


OIL & NATURAL GAS - 3.26%
     Williams Companies Inc.        1,500      56,156

SOFTWARE PRODUCTS - 6.34%
     Bottomline Technologies Inc. * 2,585      38,129
     Network Associates, Inc. *     3,703      70,820

TELECOMMUNICATIONS - 6.75%
     Level 3 Communications *         890      46,475
     Rogers Cantel Mobile Comm. *   1,700      69,700


TOTAL COMMON STOCKS                       $ 1,613,384
(cost $ 1,730,372)                        -----------



TOTAL INVESTMENTS - 93.84%
--------------------------
(Identified cost $1,730,372)               $1,613,384

OTHER ASSETS AND LIABILITIES, NET - 6.16%     105,857
----------------------------------------- -----------

NET ASSETS - 100%                         $ 1,719,241
                                          ===========


*Non-income producing securities.

The accompanying notes are an integral part of these financial statements.

INVESTMENTS-THE  UNIFIED SELECT 30 INDEX FUND
---------------------------------------------
Statement of Net Assets  September 30, 1999

                                    Number     Market
                                  of Shares    Value
                                  ---------    -----
MUTUAL FUNDS - 85.17%
---------------------

     Orbitex Focus 30 Fund         2,052     $ 43,272

TOTAL MUTUAL FUNDS
     (Cost $45,000)                            43,272
                                               ------

TOTAL INVESTMENTS - 85.17%
--------------------------
     (Identified cost $45,000)                $43,272

Other Assets and Liabilities, Net - 14.83%      7,536
------------------------------------------  ---------

Net Assets - 100%                             $50,808
                                              =======


INVESTMENTS-THE  UNIFIED SELECT 500 INDEX FUND
----------------------------------------------
Statement of Net Assets September 30, 1999

                                    Number     Market
                                   of Shares    Value
                                   ---------    -----
MUTUAL FUNDS - 85.32%
---------------------

Vanguard Index Trust 500 Portfolio    171     $ 20,269

TOTAL MUTUAL FUNDS
     (Cost $21,000)                             20,269
                                                ------

TOTAL INVESTMENTS - 85.32%
--------------------------
     (Identified cost $21,000)                 $20,269

OTHER ASSETS AND LIABILITIES, NET - 14.68%       3,488
------------------------------------------   ---------

NET ASSETS - 100%                              $23,757
                                               =======


The accompanying notes are an integral part of these financial statements.

INVESTMENTS-THE UNIFIED SELECT 2000 INDEX FUND
----------------------------------------------
Statement of Net Assets September 30, 1999

                                    Number     Market
                                  of Shares     Value
                                  ---------     -----
MUTUAL FUNDS - 79.73%
---------------------

Vanguard Small-Cap Stock Fund       341        $ 7,453

TOTAL MUTUAL FUNDS
     (Cost $7,500)                               7,453
                                                 -----

TOTAL INVESTMENTS - 79.73%
--------------------------
     (Identified cost $7,500)                   $7,453

OTHER ASSETS AND LIABILITIES, NET - 20.27%       1,895
------------------------------------------   ---------

NET ASSETS - 100%                               $9,348
                                                ======





INVESTMENTS-THE UNIFIED SELECT INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------
Statement of Net Assets September 30, 1999

                                    Number     Market
                                  of Shares    Value
                                  ---------    -----
MUTUAL FUNDS - 73.00%
---------------------

Vanguard International Growth Fund   253     $ 4,929

TOTAL MUTUAL FUNDS
     (Cost $5,000)                             4,929
                                               -----

TOTAL INVESTMENTS - 73.00%
--------------------------
     (Identified cost $5,000)                 $4,929

OTHER ASSETS AND LIABILITIES, NET - 27.00%     1,823
------------------------------------------ ---------

NET ASSETS - 100%                             $6,752
                                              ======

The accompanying notes are an integral part of these financial statements.

INVESTMENTS-THE UNIFIED SELECT REIT INDEX FUND*
-----------------------------------------------
Statement of Net Assets September 30, 1999


TOTAL INVESTMENTS - 0.00%                                   $ ----
-------------------------                                   ------
  (Identified cost $ 0.00)

OTHER ASSETS AND LIABILITIES NET - 100.00%                  1,000
------------------------------------------                  -----
Net Assets - 100%                                          $1,000
                                                            ======


* Investment had not commenced at this time.





INVESTMENTS-THE UNIFIED SELECT BOND INDEX FUND*
-----------------------------------------------
Statement of Net Assets September 30, 1999


* Investment in accordance with objective had not commenced at this time.




INVESTMENTS-THE UNIFIED SELECT MONEY MARKET FUND*
-------------------------------------------------
Statement of Net Assets September 30, 1999


* Investment in accordance with objective had not commenced at this time.





The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of September 30, 1999

                                                                        First            Taxable
                                                      Starwood        Lexington           Money
                                                      Strategic       Balanced            Market
                                                        Fund             Fund              Fund
                                                        ----             ----              ----

ASSETS

     Investments, at value (Note 2) ........       $ 1,482,515       $ 4,534,109     $ 52,319,210
     Cash .................................              2,020               122          144,505
     Dividend receivable ...................               491            25,853              ---
        Interest receivable ................                18                28              362
     Receivable for shares sold.............             1,311             1,772              ---
                                                   -----------      ------------    -------------

     Total assets ..........................         1,486,355         4,561,884       52,464,077

LIABILITIES

     Accrued expenses (Note 2)..............             1,863             3,913           50,994
                                                   -----------       -----------     ------------

     Total liabilities.....................              1,863             3,913           50,994
                                                   -----------       -----------     ------------

NET ASSETS .................................    $    1,484,492       $ 4,557,971     $ 52,413,083
                                                 =============         =========       ==========

Net assets consist of:
     Paid-in capital .......................         1,198,695         4,363,697       52,415,245
     Undistributed net investment income (loss)            ---               136              ---
     Accumulated undistributed net realized gain
           on investments ..................            31,087           338,153           (2,162)
     Net unrealized appreciation (depreciation) in
           value of investments.............           254,710          (144,015)             ---
                                                    ----------      ------------     ------------

Net assets .................................  $      1,484,492       $ 4,557,971     $ 52,413,083
                                                ==============         =========       ==========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........           143,423           411,746       52,413,083

Net asset value per share, offering
     and redemption price ..................           $ 10.35           $ 11.07           $ 1.00




   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of September 30, 1999

                                                                                                             The
                                                         The               The                The          Unified
                                                       Unified           Unified            Unified      International
                                                      Select 30        Select 500         Select 2000      Equity
                                                     Index Fund        Index Fund         Index Fund      Index Fund
                                                     ----------        ----------         ----------      ----------

ASSETS

     Investments, at value (Note 2) ........     $      43,272   $        20,269    $         7,453     $       4,929
     Cash ..................................             7,538             3,495              1,897             1,823
     Dividend receivable ...................               ---               ---                ---               ---
     Interest receivable ...................               ---               ---                ---               ---
     Other receivable.......................               ---               ---                ---               ---
     Receivable for shares sold.............               ---               ---                ---               ---
                                                 -------------     -------------     --------------    --------------

     Total assets ..........................            50,810            23,764              9,350             6,752

LIABILITIES

     Payable for Investment purchased.......               ---               ---                ---               ---
     Payable for shares redeemed............               ---               ---                ---               ---
     Accrued expenses (Note 2)..............                 2                 7                  2               ---
                                                  ------------       -----------        -----------     -------------

     Total liabilities......................                 2                 7                  2               ---
                                                  ------------       -----------        -----------        ----------

NET ASSETS .................................      $     50,808      $     23,757      $       9,348    $        6,752
                                                    ==========        ==========        ===========      ============

Net assets consist of:
     Paid-in capital .......................            52,536            24,410              9,395             6,823
     Undistributed net investment income (loss)            ---                78                ---               ---
     Accumulated undistributed net realized gain
          on investments ...................               ---               ---                ---               ---
     Net unrealized appreciation (depreciation) in
          value of investments..............            (1,728)             (731)               (47)              (71)
                                                   -----------   ---------------      -------------       -----------

Net assets .................................       $    50,808      $     23,757       $      9,348  $          6,752
                                                     =========         =========         ==========    ==============

Shares of capital stock
     Outstanding (no par value,
     unlimited shares authorized)...........             5,290             2,420                926               682

Net asset value per share, offering
     and redemption price ..................         $    9.60        $     9.82      $       10.10        $     9.90



   The accompanying notes are an integral part of these financial statements.



STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of September 30, 1999

                                                         The              The              The             The
                                                       Unified          Unified          Unified       Unified Select
                                                     Select REIT      Select Bond    Select Internet    Money Market
                                                     Index Fund      Index Fund(a)        Fund            Fund (a)
                                                     ----------      -------------        ----            --------

ASSETS

     Investments, at value (Note 2) ........  $            ---    $          ---      $ 1,613,384        $      ---
     Cash ..................................             1,000               ---          106,082               ---
     Dividend receivable ...................               ---               ---              ---               ---
     Interest receivable ...................               ---               ---              ---               ---
     Other receivable.......................               ---               ---              ---               ---
     Receivable for shares sold.............               ---               ---              213               ---
                                                 -------------     -------------   --------------    --------------

     Total assets ..........................             1,000               ---        1,719,679               ---

LIABILITIES

     Payable for Investment purchased.......               ---               ---              ---               ---
     Payable for shares redeemed............               ---               ---              ---               ---
     Accrued expenses (Note 2)..............               ---               ---              438               ---
                                                --------------     -------------   --------------     -------------

     Total liabilities......................               ---              ---               438               ---
                                                --------------    -------------     -------------        ----------


NET ASSETS .................................   $         1,000  $            ---      $ 1,719,241  $            ---
                                                 =============    ==============       ==========    ==============

Net assets consist of:
     Paid-in capital .......................             1,000               ---        1,855,560               ---
     Undistributed net investment income....               ---               ---              ---               ---
     Undistributed net realized gain
          on investments ...................               ---               ---          (19,331)              ---
     Net unrealized appreciation (depreciation) in
          value of investments..............               ---               ---         (116,988)              ---
                                               ---------------    --------------    -------------       -----------


Net assets .................................  $          1,000$              ---    $   1,719,241$              ---
                                                ==============   ===============      ===========  ================

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........               100               ---          186,796               ---

Net asset value per share, offering
     and redemption price ..................          $  10.00     $         ---    $        9.20     $         ---

(a) Investment in accordance with objective had not commenced at this time.



   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
------------------------
For the year ended September 30, 1999

                                                                         First            Taxable
                                                        Starwood       Lexington           Money
                                                        Strategic       Balanced           Market
                                                         Fund             Fund              Fund
                                                         ----             ----              ----


INVESTMENT INCOME:
     Interest ..............................        $    3,614          $ 14,489      $ 2,785,747
     Dividends .............................             8,582           198,520              ---
                                                     ---------       -----------        ---------
          Total net income                              12,196           213,009        2,785,747
                                                     ---------       -----------        ---------

EXPENSES:
     Investment adviser fees (Note 3) ......            16,480            42,534          505,473
     12b-1 fees (Note 3)....................             1,286             5,671           56,164
     Shareholder servicing fees (Note 2) ...             1,974             8,478           84,245
                                                    ----------       -----------        ---------
         Total net expenses ................            19,740            56,683          645,882
                                                    ----------        ----------        ---------
NET INVESTMENT INCOME (LOSS) ...............            (7,544)          156,326        2,139,865
                                                    ----------       -----------        ---------

REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments            53,568           162,770           (2,162)
     Net realized gains from other
          Investment companies .............               ---           143,632              ---
     Change in net unrealized
          appreciation of investments ......           266,771           178,563              ---
                                                     ---------         ---------      -----------
     Net gain (loss) on investments ........           320,339           484,965           (2,162)
                                                     ---------         ---------      ------------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............        $  312,795       $   641,291      $ 2,137,703
                                                     =========         =========        =========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
------------------------
For the period ended September 30, 1999

                                                       The                  The                 The                    The
                                                      Unified             Unified             Unified              Unified Select
                                                     Select 30           Select 500         Select 2000            International
                                                       Index               Index               Index               Equity Index
                                                       Fund                Fund                 Fund                   Fund
                                                       ----                ----                 ----                   ----


INVESTMENT INCOME:
     Interest...............................        $     ---             $    ---             $   ---                  $    ---
     Dividends..............................              ---                  112                 ---                       ---
     Miscellaneous Income ..................              ---                  ---                 ---                       ---
                                                       ------               ------              ------                    ------
         Total net income ..................              ---                  112                 ---                       ---

EXPENSES:
     Investment adviser fees (Note 3) ......               43                   34                   9                       ---
     12b-1 fees (Note 3)....................              ---                  ---                 ---                       ---
     Shareholder servicing fees (Note 2) ...              ---                  ---                 ---                       ---
                                                       ------               ------              ------                    ------
         Total net expenses ................               43                   34                   9                       ---
NET INVESTMENT INCOME (LOSS) ...............              (43)                  78                  (9)                      ---
                                                       ------               ------              -------                   ------
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments              ---                  ---                  ---                      ---
     Net realized gains from other
          Investment companies..............              ---                  ---                  ---                      ---
     Change in net unrealized
          appreciation of investments ......           (1,728)                (731)                 (47)                     (71)
                                                     ---------              -------                 ----                    ----
     Net gain (loss) on investments ........           (1,728)                (731)                 (47)                     (71)
                                                     ---------              -------                 ----                    ----
INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............       $   (1,771)             $  (653)            $    (56)                $    (71)
                                                    ==========           ==========            =========                =========




   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
------------------------
For the period ended  September 30, 1999

                                                                                                                   The
                                                            The           The                 The                 Unified
                                                          Unified       Unified             Unified                Select
                                                          Select        Select               Select                Money
                                                       REIT Index      Bond Index           Internet               Market
                                                          Fund(a)        Fund(a)              Fund                 Fund(a)
                                                          -------        -------              ----                 -------


INVESTMENT INCOME:
     Interest ..............................           $    ---        $     ---         $     ---              $    ---
     Dividends..............................                ---              ---               445                   ---
     Miscellaneous Income ..................                ---              ---               ---                   ---
                                                        -------          -------          --------              --------
         Total net income...................                ---              ---               445                   ---

EXPENSES:
     Investment adviser fees (Note 3) ......                ---              ---             1,881                   ---
     12b-1 fees (Note 3)....................                ---              ---               ---                   ---
     Shareholder servicing fees (Note 2) ...                ---              ---               ---                   ---
                                                       --------          -------          --------              --------
         Total net expenses ................                ---              ---             1,881                   ---
NET INVESTMENT INCOME (LOSS) ...............                ---              ---            (1,436)                  ---
                                                       --------          -------         ---------             ---------
REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments                ---              ---           (19,331)                 ---
     Net realized gains from other
          Investment companies..............                ---              ---               ---                  ---
     Change in net unrealized
          appreciation of investments ......                ---              ---          (116,988)                 ---
                                                       --------          -------        ----------             --------
     Net gain (loss) on investments ........                ---              ---          (136,319)                 ---
                                                       --------          -------        ----------             --------
INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............           $    ---        $     ---       $  (137,755)            $    ---
                                                     ==========      ===========        ===========          ==========

  (a) Investment in accordance with objective had not commenced at this time.



   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------



                                                                      Starwood Strategic Fund

                                                                      Year                          Year
                                                                      Ended                         Ended
                                                                     Sept 30,                      Sept 30,
                                                                      1999                          1998
                                                                      ----                          ----
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................            $    (7,544)                   $    (3,226)
     Net realized gain (loss) on investments ........                 53,568                        195,443
     Change in net unrealized appreciation of investments            266,771                       (198,366)
                                                                   ---------                       ---------
Net Increase (Decrease)in net assets resulting from operations       312,795                         (6,149)

Dividends and distributions to shareholders from:
Net realized gains   ................................               (195,436)                            ---
Net investment income................................                    ---                             ---
                                                                   ---------                        ---------
TOTAL INCREASE (DECREASE) ...........................                117,359                           (6,149)

Capital share transactions:
     Proceeds from shares sold ......................                670,819                          173,696
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                193,107                              ---
                                                                  ----------                        ---------
                                                                     863,926                          173,696


   Cost of shares redeemed ..........................               (499,857)                        (301,469)
                                                                   ----------                       ----------
      Net increase in net assets resulting from
          capital share transactions ................                364,069                         (127,773)
                                                                   ----------                       ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS..............                481,428                         (133,922)

NET ASSETS:
     Beginning of period ............................              1,003,064                        1,136,986
                                                                  ----------                      -----------
End of period (including undistributed
          net investment income/net investment loss)           $   1,484,492                    $   1,003,064
                                                                ============                       ==========

 Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                 66,011                           17,636
Shares issued to shareholders in reinvestment
      Shares issued to shareholders in reinvestment
     dividends and distributions ....................                 20,922                              ---
                                                                  ----------                        ---------
                                                                      86,933                           17,636
Shares redeemed......................................                (50,886)                         (32,480)
                                                                  -----------                       ---------

NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................                 36,047                          (14,844)
                                                                  ===========                       ==========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                                                     First Lexington                            Taxable Money
                                                                      Balanced Fund                              Market Fund
                                                                      -------------                              -----------

                                                                    Year                Year                Year              Year
                                                                   Ended               Ended               Ended             Ended
                                                                  Sept 30,            Sept 30,            Sept 30,          Sept 30,
                                                                    1999                1998                 1999             1998
                                                                    ----                ----                 ----             ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................       $       156,326          $ 208,537        $  2,139,865    $   2,352,943
     Net realized gain (loss) on investments ........               306,402            148,980              (2,162)             ---
     Change in net unrealized appreciation of investment            178,563           (466,122)                ---          -------
                                                                  ---------         ----------           ---------        ---------
Net Increase (Decrease) in net assets resulting from operations     641,291           (108,605)          2,137,703        2,352,943

Dividends and distributions to shareholders from
     Net realized gains..............................               (31,835)           (85,407)                ---              ---
     Net investment income ..........................              (156,190)          (208,527)         (2,139,865)      (2,352,943)
                                                                 -----------        ----------           ---------       ----------
TOTAL INCREASE (DECREASE)............................               453,266           (402,539)             (2,162)             ---

Capital share transactions:
     Proceeds from shares sold ......................             1,034,375           4,552,823          37,800,780     192,713,015
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions               219,471             292,861           2,095,974       2,176,703
                                                                -----------        ------------         -----------       ---------
                                                                  1,253,846           4,845,684         139,896,754     194,889,718

 Cost of shares redeemed ............................            (3,490,514)         (1,166,283)       (153,056,816)   (179,934,121)
                                                                ------------        ------------       -------------     -----------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................            (2,236,668)           3,679,401        (13,160,062)     14,955,597
                                                               -------------        ------------         -----------     -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............           (1,783,402)            3,276,862        (13,162,224)     14,955,597

NET ASSETS:
     Beginning of period ............................             6,341,373            3,064,511         65,575,307      50,619,710
                                                                 -----------        ------------        -----------     -----------
     End of period (including undistributed net
           investment income/net investment loss) ...         $   4,557,971         $  6,341,373      $  52,413,083   $  65,575,307
                                                                 ==========          ===========       ============     ===========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                92,279              414,909        137,798,618     192,713,015
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............                19,619               26,891          2,095,974       2,176,703
                                                                 -----------          ----------        -----------   -------------
                                                                    111,898              441,800        139,894,592     194,889,718
     Shares redeemed ................................              (309,604)            (110,676)      (153,056,816)   (179,934,121)
                                                                 -----------         -----------      -------------   -------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................              (197,706)             331,124       (13,162,224)      14,955,597
                                                                ============         ===========       ============   =============


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                                               The Unified Select 30               The Unified Select 500
                                                                   Index Fund                             Index Fund
                                                                   ----------                              ----------
                                                                      Year                                     Year
                                                                     Ended                                    Ended
                                                                    Sept 30,                                 Sept 30,
                                                                      1999                                     1999

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................             $     (43)                              $       78
     Net realized gain (loss) on investments ........                   ---                                      ---
Change in net unrealized appreciation of investments.                   ---                                      ---
                                                                 ----------                             ------------
     Change in net unrealized appreciation of investment             (1,728)                                    (731)
                                                                 -----------                            ------------
Net Increase (Decrease) in net assets resulting from operations      (1,771)                                    (653)

Dividends and distributions to shareholders from
     Net realized gains..............................                   ---                                      ---
     Net investment income ..........................                   ---                                      ---
                                                                -----------                             ------------
Net realized gain of investments ....................                   ---                                      ---
                                                                -----------                             ------------
     TOTAL INCREASE (DECREASE) ......................                (7,282)                                 (26,650)
                                                                -----------                                ---------
TOTAL INCREASE (DECREASE)............................                   ---                                      ---

Capital share transactions:
     Proceeds from shares sold ......................                60,322                                   26,260
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                   ---                                      ---
                                                               ------------                           --------------
                                                                     60,322                                   26,260

 Cost of shares redeemed ............................                (7,743)                                  (1,850)
                                                               -------------                          --------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................                52,579                                   24,410
                                                                -----------                           --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............                50,808                                   23,757

NET ASSETS:
     Beginning of period ............................                   ---                                      ---
                                                               ------------                          ---------------
     End of period (including undistributed net
           investment income/net investment loss) ...         $      50,808                          $        23,757
                                                                ===========                                =========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                 6,065                                    2,608
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............                   ---                                      ---
                                                                -----------                              -----------
                                                                      6,065                                    2,608
     Shares redeemed ................................                  (775)                                    (188)
                                                                -----------                             ------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................                 5,290                                    2,420
                                                               ============                            =============



   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                               The Unified Select 2000             The Unified Select International
                                                                    Index Fund                         Equity Index Fund


                                                                           Year                                 Year
                                                                          Ended                                Ended
                                                                         Sept 30,                             Sept 30,
                                                                           1999                                 1999
                                                                           ----                                 ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................                 $         (9)                       $       ---
     Net realized gain (loss) on investments ........                          ---                                ---
     Change in net unrealized appreciation of investment                       (47)                               (71)
                                                                      ------------                      -------------
Net Increase (Decrease) in net assets resulting from operations                (56)                               (71)
Dividends and distributions to shareholders from
     Net realized gains..............................                          ---                                ---
     Net investment income ..........................                          ---                                ---
                                                                      ------------                      -------------
Net realized gain of investments ....................                          ---                                ---
                                                                      ------------                      -------------
     TOTAL INCREASE (DECREASE) ......................                       (7,282)                           (26,650)
                                                                      ------------                      -------------
TOTAL INCREASE (DECREASE)............................                          ---                                ---

Capital share transactions:
     Proceeds from shares sold ......................                        9,670                              9,323
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                          ---                                ---
                                                                      ------------                      -------------
                                                                             9,670                              9,323

 Cost of shares redeemed ............................                         (266)                            (2,500)
                                                                      ------------                      -------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................                        9,404                              6,823
                                                                      ------------                      -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............                        9,348                              6,752

NET ASSETS:
     Beginning of period ............................                          ---                                ---
                                                                      ------------                      -------------
     End of period (including undistributed net
           investment income/net investment loss) ...                 $      9,348                      $       6,752
                                                                      ============                      =============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                          952                                932
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............                          ---                                ---
                                                                     -------------                     --------------
                                                                               952                                932
     Shares redeemed ................................                          (26)                               250
                                                                     -------------                     --------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................                          926                                682
                                                                    ==============                    ===============


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------


                                                                   The Unified Select REIT             The Unified Select Bond
                                                                         Index Fund                           Index Fund
                                                                         ----------                           ----------
                                                                            Year                                  Year
                                                                           Ended                                 Ended
                                                                          Sept 30,                              Sept 30,
                                                                            1999                                  1999
                                                                            ----                                  ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................                 $       ---                            $       ---
     Net realized gain (loss) on investments ........                         ---                                    ---
Change in net unrealized appreciation of investments.                         ---                                    ---
                                                                      -----------                            -----------
     Change in net unrealized appreciation of investment                      ---                                    ---
                                                                      -----------                            -----------
Net Increase (Decrease) in net assets resulting from operations               ---                                    ---

Dividends and distributions to shareholders from
     Net realized gains..............................                         ---                                    ---
     Net investment income ..........................                         ---                                    ---
                                                                      -----------                            -----------
     TOTAL INCREASE (DECREASE)............................                    ---                                    ---

Capital share transactions:
     Proceeds from shares sold ......................                       3,000                                    ---
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                         ---                                    ---
                                                                     ------------                           ------------
                                                                            3,000                                    ---

 Cost of shares redeemed ............................                      (2,000)                                   ---
                                                                     ------------                           ------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................                       1,000                                    ---
                                                                     ------------                           ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............                       1,000                                    ---

NET ASSETS:
     Beginning of period ............................                         ---                                    ---
                                                                     ------------                           ------------
     End of period (including undistributed net
           investment income/net investment loss) ...              $        1,000                         $          ---
                                                                    =============                          =============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                         300                                    ---
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............                         ---                                    ---
                                                                    -------------                         --------------
                                                                              300                                    ---
     Shares redeemed ................................                        (200)                                   ---
                                                                    -------------                         --------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................                         100                                    ---
                                                                  ===============                       ================


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                  The Unified Select                   The Unified Select
                                                                     Internet Fund                      Money Market Fund
                                                                     -------------                      -----------------


                                                                          Year                                 Year
                                                                         Ended                                Ended
                                                                        Sept 30,                             Sept 30,
                                                                          1999                                 1999
                                                                          ----                                 ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................               $     (1,436)                       $         ---
     Net realized gain (loss) on investments ........                    (19,331)                                 ---
Change in net unrealized appreciation of investments.                        ---                                  ---
                                                                     -----------                         ------------
     Change in net unrealized appreciation of investment                (116,987)                                 ---
                                                                     -----------                         ------------
Net Increase (Decrease) in net assets resulting from operations         (137,754)                                 ---

Dividends and distributions to shareholders from
     Net realized gains..............................                        ---                                  ---
     Net investment income ..........................                        ---                                  ---
                                                                    ------------                         ------------
TOTAL INCREASE (DECREASE)............................                        ---                                  ---

Capital share transactions:
     Proceeds from shares sold ......................                  2,041,334                               32,000
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                        ---                                  ---
                                                                   -------------                         ------------
                                                                       2,041,334                               32,000

 Cost of shares redeemed ............................                   (184,339)                             (32,000)
                                                                   -------------                         ------------
     Net increase in net assets resulting from
          capital share transactions ................                  1,856,996                                  ---
                                                                   -------------                         ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............                  1,719,241                                  ---

NET ASSETS:
     Beginning of period ............................                        ---                                  ---
                                                                   -------------                         ------------
     End of period (including undistributed net
           investment income/net investment loss) ...              $   1,719,241                       $          ---
                                                                      ==========                        ==============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................                    205,296                               32,000
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............                        ---                                  ---
                                                                   -------------                        -------------
                                                                         205,296                               32,000
     Shares redeemed ................................                    (18,500)                             (32,000)
                                                                   -------------                        -------------

   NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................                    186,796                                  ---
                                                                    ============                       ==============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.



                                             Starwood     Starwood     Starwood      Starwood     Starwood
                                             Strategic    Strategic    Strategic     Strategic    Strategic
                                               Fund         Fund         Fund          Fund         Fund
                                               ----         ----         ----          ----         ----
                                               1999         1998         1997          1996        1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....               $9.34        $9.30        $7.69         $10.00       $10.00
Income from investment
     Operations:
     Net investment income ....               (0.06)       (0.03)       (0.26)        (3.23)        0.00
Net realized and unrealized
          gain (loss) on investments           2.59         0.07         2.00          0.92         0.00
                                               ----         ----         ----          ----         ----
Total from investment income                   2.53         0.04         1.74         (2.31)        0.00

Less distributions:
     Dividends from realized gains           (1.52)         0.00        (0.13)         0.00         0.00
     Dividends from net
     investment income ........               0.00          0.00         0.00          0.00         0.00
                                              ----          ----         ----          ----         ----
Total from distributions ......              (1.52)         0.00        (0.13)         0.00         0.00
                                              ----          ----        ------         -----        ----

     Net asset value at end of period       $10.35        $ 9.34        $ 9.30        $ 7.69       $10.00
                                             =====         =====         =====          ====        =====

TOTAL ANNUALIZED
     RETURN (%) ..............               31.79         0.43(d)      20.94(d)     (3.97)(c)(d)     (b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period           1,484,492    1,003,064     1,136,986       483,458         2,705

     Ratio of expenses to
          average net assets ..              1.50%        2.59%         4.26%        15.99%        0.00%
Ratio of expenses (after
          reimbursement) to
          average net assets ..               N/A         1.50%         2.54%        15.25%        0.00%
     Ratio of net investment
          Income to average net assets       (.57)%      (1.40)%       (2.97)%      (14.42)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets               N/A        (0.31)%       (1.25)%      (13.68)%       0.00%
Portfolio turnover.............              89.62%      119.97%        76.09%       169.83%       0.00%


(a)For the Period June 2,1995 (commencement of operations) to September 30,
1995.
(b)Investment in accordance with objective had not commenced at this time.
(c)For the period April 4, 1996 (commencement of investment in accordance with objective) to September 30, 1996.
(d)Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                            C>

                                               First          First          First        Municipal         Municipal
                                             Lexington      Lexington      Lexington       Fixed              Fixed
                                             Balanced       Balanced       Balanced        Income             Income
                                               Fund           Fund           Fund           Fund               Fund
                                               ----           ----           ----           ----               ----
                                               1999           1998         1997(e)          1996             1995(a)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....              $ 10.41        $ 11.01      $ 22.60(f)       $200.00(f)       $200.00(f)
Income from investment
     Operations:
     Net investment income ....                 0.31           0.50       (12.54)         (177.40)            0.00
Net realized and unrealized
     gain (loss) on investments                 0.72          (0.61)         .99            0.00              0.00
                                                ----         -------        -----          -----              -----
Total from investment income                    1.03          (0.11)      (11.05)         (177.40)            0.00

Less distributions:
     Dividends from realized gains             (0.06)         (0.14)       (0.01)           0.00              0.00
     Dividends from net
     investment income ........                (0.31)         (0.35)       (0.03)           0.00              0.00
                                               ------        -------       -----           ------            ------
Total from distributions ......                (0.37)         (0.49)       (0.04)           0.00              0.00
                                               ------         -----        -----           ------            ------

Net asset value at end of period             $ 11.07        $ 10.41        $11.01        $ 22.60           $200.00
                                               =====         ======         =====         ========           ======

TOTAL ANNUALIZED
     RETURN (%) ...............                10.39       (1.09)(d)       18.54(c)(d)     (b)               (b)
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period             4,557,971       6,341,373       3,064,511      8,988              100

     Ratio of expenses to
          average net assets ..                1.00%        1.26%            3.06%        181.72%           0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..                N/A          1.00%            2.35%        181.01%           0.00%
     Ratio of net investment
          Income to average net assets         2.77%        3.01%            0.30%       (181.58)%          0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets                N/A          3.27%            1.01%       (180.86)%          0.00%

     Portfolio turnover........               19.47%       17.79%            6.60%         0.00%            0.00%



(a)For the Period June 2,1995 (commencement of operations) to September 30,
1995.
(b)Investment in accordance with objective had not commenced at this time.
(c)For the period March 13, 1997 (commencement of investment in accordance with objective)to September 30, 1997.
(d)Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(e)The name of the fund was changed during the period (see  note 1).
(f)Beginning balance adjusted for reverse stock split (see Note 1)

FINANCIAL HIGHLIGHTS
--------------------


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                        Taxable          Taxable       Taxable         Taxable       Taxable
                                         Money            Money         Money           Money        Money
                                         Market           Market        Market          Market       Market
                                         Fund             Fund          Fund            Fund         Fund
                                         ----              ----          ----            ----         ----
                                         1999             1998           1997            1996        1995(a)
PER SHARE OPERATING...........
     PERFORMANCE:
Net asset value, beginning ....          $1.00            $1.00         $ 1.00          $ 1.00         $ 1.00
Income from investment
     Operations:
     Net investment income ....           0.04             0.04           0.03            0.04           0.002
     Net realized and unrealized
          gain (loss) on investments      0.00             0.00           0.00            0.00           0.000
                                          ----             ----           ----           -----           -----
Total from investment  income .           0.04             0.04           0.03            0.04           0.002

Less Distribution :
     Dividends from net
          investment income ...          (0.04)           (0.04)         (0.03)          (0.04)         (0.002)
                                         ------            ------        ------          ------         -------
Total from distributions                 (0.04)           (0.04)         (0.03)          (0.04)         (0.002)
                                         ------           -------        ------          ------          ------

Net asset value at end of period       $  1.00           $  1.00       $  1.00         $  1.00        $  1.00
                                       ========          ========       ========       ========         =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period .....      52,413,083         65,575,307     50,619,710      50,544,511      1,230,385

     Ratio of expenses to
          average net assets ..          1.15%             1.30%          1.44%           1.25%         12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..          N/A               1.10%          1.12%           1.16%          0.47%
     Ratio of net investment
          Income to average net assets   3.81%             4.12%          3.86%           4.12%        (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets          N/A               4.33%          4.19%           4.21%          0.65%

     Portfolio turnover .......          0.00%             0.00%          0.00%           0.00%          0.00%



(a) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.



                                             The                 The                  The             The Unified
                                           Unified             Unified              Unified       Select International
                                          Select 30           Select 500          Select 2000           Equity
                                         Index Fund           Index Fund           Index Fund         Index Fund
                                           1999(a)              1999(a)              1999(a)            1999(a)

PER SHARE OPERATING....
     PERFORMANCE:
Net asset value, beginning                $  10.00          $    10.00           $    10.00           $  10.00
Income from investment
     Operations:
     Net investment income.............       (.01)                .04                 (.01)              ----

     Net realized and unrealized
          gain (loss) on investments          (.39)               (.22)                 .11              (.10)
                                             ------               ------                ----              -----
Total from investment  income .               (.40)               (.18)                 .10               (.10)

Less Distribution :
     Dividends from net
          investment income ...               ------              ------              ------              ------
                                              ------              ------              ------              ------
Total from distributions                      ------              ------              ------              ------
                                              ------              ------              ------              ------

Net asset value at end of period             $ 9.60               $9.82              $ 10.10             $ 9.90
                                              ======              =====                ======            =======

TOTAL RETURN (%) ..............               (4.00)(c)          (1.80)(b)              1.00(b)           (1.00)(d)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period               50,808              23,757                9,348              6,752

     Ratio of expenses to
          average net assets ..                .28%                .40%                  .37%               .02%


     Ratio of net investment
          Income to average net assets        (.28)%               .94%                 (.37)%             (.02)%


     Portfolio turnover .......               0.00%               0.00%                 0.00%              0.00%


(a)For the period March 1, 1999 (commencement of operations) to September 30, 1999.
(b)For the period May 3, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(c)For the period June 15, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(d)For the period August 30, 1999 (commencement of investment in accordance with objective) to September 30, 1999.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                            The                  The                   The                     The
                                           Unified              Unified               Unified              Unified Select
                                         Select REIT          Select Bond         Select Internet           Money Market
                                          Index Fund           Index Fund              Fund                     Fund
                                          ----------           ----------              ----                     ----
                                           1999(a)              1999(c)                1999(a)                 1999(c)

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning               $   10.00            $    10.00            $  10.00                 $    1.00
Income from investment
     Operations:
     Net investment income.............       ----                  ----                (.01)                      ----
       .......................
     Net realized and unrealized
          gain (loss) on investments          ----                  ----                (.79)                      ----
                                             -------               ------               ------                    ------
Total from investment income ..........       -----                 -----               (.80)                      -----

Less Distribution :
     Dividends from net
          investment income ...........      ------                ------              ------                      ------
                                             ------                ------              ------                      ------
Total from distributions                     ------                ------              ------                      ------
                                             ------                ------              ------                      ------

Net asset value at end of period            $ 10.00              $  10.00              $ 9.20                   $    1.00
                                             =======              ========            =======                      ======


TOTAL RETURN (%) ....................          (c)                   (c)             (8.00)(b)                       (c)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period                1,000                -----             1,719,241                      -----


     Ratio of expenses to
          average net assets .......           ---                 -----                .35%                        -----


     Ratio of net investment
          Income to average net assets         ----                 -----               .26%                        -----

     Portfolio turnover ............           -----                -----              6.26%                        -----


(a)For the Period March 1, 1999 (commencement of operations) to September 30, 1999.
(b)For the period April 14, 1999 (commencement of investment in accordance with objective) to September 30, 1999.
(c)Investment in accordance  with objective had not commenced at this time.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - GENERAL

The Unified Funds (the "Trust") is an Ohio business trust authorized to offer separate classes and sub-classes of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of the Vintage Funds. The Trust consists of a family of no-load mutual funds with eleven separate portfolios, each having its own investment objective and policies.

THE STARWOOD STRATEGIC FUND seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

THE FIRST LEXINGTON BALANCED FUND seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial assets classes.

THE TAXABLE MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

THE UNIFIED SELECT 30 INDEX FUND seeks to track the performance of the Dow Jones Industrial Average, which is made up of the stocks of 30 companies.

THE UNIFIED SELECT 500 INDEX FUND seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

THE UNIFIED SELECT 2000 INDEX FUND seeks to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

THE  UNIFIED  SELECT   INTERNATIONAL  EQUITY  INDEX  FUND  seeks  to  track  the
performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index.

THE UNIFIED SELECT REIT INDEX FUND seeks to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts (known as REITs).

THE UNIFIED SELECT BOND INDEX FUND seeks to track the performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

THE UNIFIED SELECT INTERNET FUND seeks long term capital appreciation. The Fund pursues this objective by investing principally in equity securities of Internet companies.

THE UNIFIED SELECT MONEY MARKET FUND seeks current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of money market mutual funds that meet three basic criteria: expense ratios less than 0.50%, upper quartile yield and high investment safety standards.

On February 1, 1997, The Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. In addition to the name change, the Fund changed its policy and sub-adviser. On March 6, 1997, The First Lexington Balanced Fund exercised a 1 for 20 reverse stock split.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

         A) SECURITY VALUATIONS

Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value.

         B) SECURITIES TRANSACTIONS

The Funds follow industry practice and record securities transactions on the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. For federal income tax purposes, the cost of investments owned on September 30, 1999 were the same as identified cost. As of September 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
                                                              Net Appreciation
      Fund               Appreciation        Depreciation       (Depreciation)
     ------              ------------        ------------       --------------
Starwood Strategic         $  331,221         $   (76,510)         $   254,711
First Lexington Balanced      168,671            (312,689)            (144,018)
Unified Select 30 Index             0              (1,728)              (1,728)
Unified Select 500 Index            0                (731)                (731)
Unified Select 2000 Index           0                 (47)                 (47)
Unified Select International Equity 0                 (71)                 (71)
Unified Select Internet       113,926            (230,914)            (116,988)

         C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Select 500 Index Fund, Select 2000 Index Fund, the Select Internet Fund, and the Select International Equity Index Fund declare and pay dividends on an annual basis. The Select 30 Index Fund and the Select REIT Index Fund declare and pay dividends on a quarterly basis. The Select Bond Index Fund declares and pays dividends on a monthly basis. The Select Money Market Fund declares and pays dividends on a daily basis. Dividends, if any, from net investment income for The Starwood Strategic Fund, and The First Lexington Balanced Fund are paid quarterly. Dividends, if any, from net investment income for The Taxable Money Market Fund are paid on a daily basis. Net realized long term capital gains, if any are paid at least annually for each Fund. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

         D) FEDERAL INCOME TAXES

It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E) EXPENSES

The Adviser pays all of the operating expenses of the Unified Funds except shareholder servicing fees, brokerage fees, taxes, interest, 12b-1 fees, and extraordinary expenses. Each Fund pays a management fee to the Adviser as described in note 3.

         F) ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         G) REPURCHASE AGREEMENT

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) INVESTMENTS

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a Management Agreement with Unified Investment Advisers, Inc. (the "Adviser"). The Adviser was formerly known as Vintage Advisers, Inc. In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Health Financial, Inc. The Trust has entered into an Administration Agreement with Unified Fund Services, Inc. ("Unified") to serve as transfer agent and shareholder service agent and provide fund accounting services. The Fund retains Unified Management Corporation (the "Distributor") as the principal distributor of the Funds' shares.

As investment adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Management Agreement.

The Adviser provides investment advisory services and pays certain Fund expenses (see note 2) for which each Fund pays on a monthly basis, an annual fee as follows:

                              % of Average Net                                                  % of Average Net
Fund                          Assets of the Fund               Fund                            Assets of the Fund
----                           ------------------              ----                            ------------------
Starwood Strategic                   1.25%                     First Lexington Balanced             .75%
Taxable Money Market                  .90%                     Unified Select REIT Index Fund       .35%
Unified Select 30 Index Fund          .35%                     Unified Select Bond Index Fund       .35%
Unified Select 500 Index Fund         .35%                     Unified Select Internet  Fund        .35%
Unified Select 2000 Index Fund        .35%                     Unified Select Money Market Fund     .35%
Unified Select Intl. Equity Index Fund.35%

The Adviser has engaged Health Financial, Inc. (the "Sub-Adviser") to serve as sub-adviser to the First Lexington Balanced Fund. The Sub-Adviser receives an annual investment management fee, paid by the Adviser, for its management services. The fee is payable monthly, at the following rates: 0.40% of net assets up to $250 million; 0.35% of the next $250 million; and 0.30% of net assets in excess of $500 million.

Unified Fund Services, Inc., serves as the Trust's administrator (the "Administrator"). Pursuant to a Mutual Fund Services Agreement with the Trust, the Administrator provides certain administrative Personnel and services (including administration, transfer agency and fund accounting services) necessary to operate the Funds. Unified is an affiliate of the Adviser. For its services, the administrator receives from the Adviser an annual fee, payable monthly, based on each Fund's average daily net assets. The fee is equal to 0.435% of the Fund's average net assets, for the Starwood Strategic Fund. For the First Lexington Balanced Fund and The Taxable Money Market Fund, the fee is equal to 0.185% of the Fund's average net assets, and for The Unified Select Series the fee is equal to 0.12% of the Fund's average daily net assets, these fees are paid by the Adviser.


The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10 % of the respective Fund's average daily net assets.

The Distributor is a registered broker/dealer and effected substantially all of the investment portfolio transactions for the funds. For the year-ended September 30, 1999, brokerage commissions paid to the Distributor by the Funds are as follows:

Fund                 Amount          Fund                               Amount
----                 ------          ----                               ------
Starwood Strategic   $ 2,115         First Lexington Balanced           $  0
Select Internet      $   783         Taxable Money Market               $  0
Select 30            $     0         Select 2000                        $  0
Select 500           $     0         Select International               $  0

The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Funds average net assets owned beneficially by the institution's clients.

Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.

NOTE 4- SECURITIES TRANSACTIONS

For the year ending September 30, 1999, purchases and sales of investment securities, excluding short-term investments were as follows:

                                   Purchases             Sales
                                   ---------             -----
Starwood Strategic                 $ 1,168,747       $  1,091,195
First Lexington Balanced             1,020,000          3,222,746
Unified Select 30 Index                 45,000                  0
Unified Select 500 Index                21,000                  0
Unified Select 2000 Index                7,500                  0
Unified Select International Equity      5,000                  0
Unified Select Internet              1,781,199             31,496


NOTE 5 - RECLASSIFICATIONS

In accordance with accounting pronouncements, the Starwood Strategic Fund, Unified Select 30 Index Fund, Unified Select 2000 Index Fund, and Unified Select Internet Fund have recorded reclassifications in each of their respective capital accounts as noted below. These reclassifications have no impact on the net asset value of each respective Fund and are designed to present undistributed income on a tax basis which is considered to be more informative to shareholders.


                           Undistributed      Undistributed
                           Net Investment      Net Realized      Paid-In
     Fund                      Income           Gain (Loss)      Capital
     ----                      ------           -----------      -------

Starwood Strategic Fund         7544              (7544)           ---
Unified Select 30 Index           43                ---            (43)
Unified Select 2000 Index          9                ---             (9)
Unified Select Internet         1436                ---          (1436)

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------




To The Shareholders and Board of Trustees
The Unified Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of The Unified Funds (comprising, respectively, of the Starwood Strategic Fund, the First Lexington Balanced Fund, the Taxable Money Market Fund, Unified Select 30 Index Fund, Unified Select 500 Index, Unified Select 2000 Index, Unified Select International Equity Index Fund, Unified Select REIT Index Fund, Unified Select Bond Index Fund, Unified Select Internet Fund and Unified Select Money Market Fund) as of September 30, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Unified Funds as of September 30, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 19, 1999